UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2017 (January 27, 2017)

AMERICAN POWER GROUP CORPORATION

(Exact name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13776	71-0724248
(Commission File Number)	(I.R.S. Employer Identification Number)

7 Kimball Lane, Building A

Lynnfield, MA 01940

(Address of Principal Executive Offices, including Zip Code)

(781) 224-2411

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Financing

On January 27, 2017, American Power Group Corporation (the “Company”) entered into a Convertible Note Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”), pursuant to which the Company issued Subordinated Contingent Convertible Promissory Notes (the “Notes”) in the aggregate principal amount $2,605,000. The Company may sell additional Notes in the aggregate principal amount of up to $395,000 on or before July 27, 2017. The Notes bear simple interest at the rate of 10% per annum and will become due and payable on July 27, 2017. The Purchasers include Arrow LLC (“Arrow”) and the Matthew D. Van Steenwyk GST Trust, investment vehicles controlled by Matthew Van Steenwyk and Associated Private Equity (“Associated”), an investment vehicle controlled by Neil Braverman. Messrs. Van Steenwyk and Braverman are members of the Company’s Board of Directors (the “Board”). The Company’s Chairman and Chief Financial Officer also converted certain amounts due to them into Notes.

The Notes are secured by the assignment of the Company’s interests in an Amended and Restated Senior Secured Demand Note dated as of December 1, 2015, in the principal amount of $497,190, issued by Trident Resources, LLC in favor of the Company, and in all related guarantees, security interests and collateral. The Purchasers have agreed to subordinate their rights to payment of the Notes to the prior payment of all indebtedness and satisfaction of all obligations of the Company to Iowa State Bank.

The principal amount of the Notes, together with all accrued but unpaid interest thereon, will automatically be convertible into shares of the Company’s Series E Convertible Preferred Stock (the “Series E Preferred Stock”) at a conversion price of $100,000 per share (the “Stated Value”), immediately upon the effectiveness of the filing of a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of Delaware.

The Company will not file the Certificate of Designation with the Secretary of State of Delaware unless and until the Company also files a Certificate of Amendment to the Company’s Restated Certificate of Incorporation increasing the number of authorized shares of the Company’s Common Stock, par value $.01 per share (“Common Stock”), from 350,000,000 to 600,000,000 shares (the “Certificate of Amendment”). The Company has agreed to take all action reasonably necessary to convene a meeting of its stockholders to be held at the earliest practicable time after the date of the Purchase Agreement for the purpose of approving the Certificate of Amendment and ratifying an amendment of the Company’s 2016 Stock Option Plan to provide for the issuance of options to purchase up to 90,000,000 shares of Common Stock. Such amendment is contingent on the approval of the Certificate of Amendment by the Company’s stockholders.

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Terms of the Series E Preferred Stock

The Series E Preferred Stock will accrue dividends at the rate of 12.5% per annum on the Stated Value. Dividends will accrue quarterly, whether or not declared, and will be cumulative. Except in connection with the conversion of the Series E Preferred Stock or the liquidation of the Company, however, dividends will be payable only when, as, and if declared by the Board. Any dividends declared by the Board may be payable, in the sole discretion of the Board, in cash and/or in shares of Common Stock.

Each share of Series E Convertible Preferred Stock will be convertible to Common Stock at a conversion price of $.10 per share. Upon a liquidation of the Company, the holders of the Series E Preferred Stock will be entitled to receive, from funds legally available for distribution, an amount equal to four times the sum of (i) the Stated Value of the Series E Preferred Stock (i.e., $100,000 per share), (ii) any declared or accrued dividends, and (iii) any other amounts then owing on the Series E Preferred Stock. After the payment of all such amounts, the holders of the Company’s Series D Convertible Preferred Stock, Series D-2 Convertible Preferred Stock and Series D-3 Convertible Preferred Stock will be entitled to receive, pari passu, amounts equal to the sum of (i) Stated Value of the Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock (i.e., $10,000 per share) and (ii) any other amounts then owing on the Series D Preferred Stock, Series D-2 Preferred Stock and Series D-3 Preferred Stock. After the payment of all such amounts, the holders of the Company’s 10% Convertible Preferred Stock and Series C Convertible Preferred Stock will be entitled to receive, pari passu, amounts equal to the sum of (i) the Stated Value of the 10% Convertible Preferred Stock and Series C Preferred Stock (i.e., $10,000 per share) and (ii) any other amounts then owing on the 10% Convertible Preferred Stock and Series C Preferred Stock. After the payment of all such amounts, the Company’s remaining assets will be distributed to the holders of the Common Stock, the 10% Convertible Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series D-2 Preferred Stock, the Series D-3 Preferred Stock and the Series E Preferred Stock, pro rata, based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to their respective terms immediately prior to such liquidation.

Except as provided in the Voting Agreement described below, the holders of the Series E Preferred Stock will vote with the holders of the Common Stock and the holders of all other series of the Company’s preferred stock on all matters presented to the holders of such securities, on a Common Stock-equivalent basis. In addition to certain approval rights of the holders of other series of preferred stock, the approval of the holders of a majority of the outstanding shares of Series E Preferred Stock will be required before the Company may take certain actions as described in the Certificate of Designation.

The Series E Preferred Stock may be required to convert into shares of Common Stock at the Company’s election if the trading price of the Common Stock meets certain thresholds as set forth in the Certificate of Designation. If the Company fails to meet certain obligations affecting the Series E Preferred Stock, the holders of Series E Preferred Stock may require the Company to redeem the Series E Preferred Stock.

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The holders of the Series E Preferred Stock will have other rights set forth in the Certificate of Designation.

Issuance of Warrants

Upon the conversion of the Notes into shares of Series E Preferred Stock, the Company will also issue to each Purchaser a warrant (the “Warrants”) to purchase ten times that number of shares of Common Stock into which such Purchaser’s shares of Series E Preferred Stock are initially convertible, at an initial exercise price of $.10 per share. The Warrants will be exercisable for a period of ten years from the date of issue.

Amended and Restated Voting Agreement

In connection with the financing, the Company’s Amended and Restated Voting Agreement dated as of January 8, 2016, among the Company and certain investors, was further amended and restated (the “Voting Agreement”) to provide that (i) Arrow will have the right to designate two of the three members of the Board who are elected by the holders of the Company’s preferred stock voting as a separate class, (ii) Associated will have the right to designate one of the three members of the Board who are elected by the holders of the Company’s preferred stock voting as a separate class, (iii) Arrow will have the right to nominate one of the three candidates for the Board who are elected by the holders of shares of Common Stock voting as a separate class and one candidate for the Board who is elected by the holders of shares of Common Stock and of all classes and series of preferred stock voting together as a single class, and (iv) Associated will have the right to nominate two of the three candidates for the Board who are elected by the holders of shares of Common Stock voting as a separate class. Associated has agreed to nominate the Company’s chief executive officer and at least one candidate who would be deemed to be an independent director for election by the holders of Common Stock pursuant to this rights under clause (iv) of the preceding sentence.

Forbearance, Waiver and Amendment Agreement with WPU Leasing, LLC

In connection with the financing, the Company and its American Power Group, Inc. subsidiary (“APGI”) entered into a Forbearance, Waiver and Amendment Agreement (the “Forbearance Agreement”) with WPU Leasing, LLC (“WPU”) to defer all payments of principal, interest and any other amounts due from time to time under certain promissory notes (the “WPU Notes”) until such time as the Board, in its sole discretion, determines to resume such payments; provided, however, that APGI must resume such payments no later than the earlier of (i) the maturity date of the WPU Notes and (ii) such time as the Company completes two consecutive fiscal quarters in which its earnings before interest, taxes, depreciation and amortization is greater than $0. WPU also agreed to amend each of the WPU Notes (i) to reduce the interest rate set forth therein from 22.2% to 15% per annum, retroactively as of December 1, 2016, and (ii) to eliminate the imposition of the default rate of interest from and after December 1, 2016. WPU waived all existing events of default related to the payments of principal and interest under WPU Notes. WPU has the option to accept payment or all or any portion of the amounts due under the WPU Notes in shares of Common Stock. Notwithstanding WPU’s waivers and agreements to forbear from exercising its rights, WPU will have no obligation to make further advances to APGI under its existing secured financing agreement and secured loan agreement without its consent.

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In consideration of WPU’s agreements and waivers, the Company has issued to WPU’s members warrants (the “WPU Warrants”) to purchase an aggregate of 3,538,172 shares of Common Stock at an initial exercise price of $.10 per share. The WPU Warrants will be exercisable for a period of ten years from the date of issue.

Amendment to Registration Rights Agreement

In connection with the financing, the Registration Rights Agreement dated as of June 2, 2015, among the Company and certain investors, was amended to include the holders of the Series E Preferred Stock, the Warrants and the WPU Warrants as parties, to the extent that such holders were not already parties to such agreement, and to include shares of Common Stock underlying the Series E Preferred Stock, the Warrants and the WPU Warrants as “Registrable Securities” thereunder.

The foregoing descriptions of the private placement and the Purchase Agreement, the Notes, the Certificate of Designation, the Series E Preferred Stock, the Warrants, the Voting Agreement, the Forbearance Agreement, the WPU Warrants, the amendment to the Company’s Registration Rights Agreement and the other agreements and documents described herein do not purport to be complete and are qualified in their entirety by reference to the complete text of each such agreement or document, copies of which are filed as exhibits to this Current Report and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures set forth in Item 1.01 above, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

See the disclosures set forth in Item 1.01 above, which are incorporated herein by reference.

The Notes offered, issued and sold pursuant to the Purchase Agreement, the Series E Preferred Stock, the Warrants issuable upon the conversion of the Notes, the WPU Warrants and the Common Stock issuable upon conversion of the Series E Preferred Stock and the exercise of the Warrants and the WPU Warrants were not registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of an exemption from the registration requirements under Section 4(2) and/or Rule 506 of Regulation D of the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. In claiming these exemptions, the Company has relied, with permission, upon the representations and warranties of the Purchasers contained in the Purchase Agreement.

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Item 3.03	Material Modification of Rights of Security Holders

See the disclosures set forth in Item 1.01 above, which are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Upon the completion of the financing described in Item 1.01 above, Neil Braverman was elected as the Chairman of the Board, succeeding Maurice Needham, who will remain a member of the Board. The Board also named Matthew Van Steenwyk as Lead Strategic Director. In this role, Mr. Van Steenwyk will more directly focus on helping to optimize the Company’s strategic marketing initiatives.

As disclosed in Item 1.01, above, the Board has amended the Company’s 2016 Stock Option Plan to provide for the issuance of options to purchase up to 90,000,000 shares of Common Stock. Such amendment is contingent on the approval of the Certificate of Amendment by the Company’s stockholders. As of the date of this Current Report, no options the issuance of which has not previously been ratified by the Company’s stockholders have been granted under such plan.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 16, 2017, the Board adopted the Certificate of Designation, which designated the Series E Convertible Preferred Stock as a series of the preferred stock of the Company with the rights, preferences and privileges as further described in Item 1.01 above. As described in Item 1.01, however, the Company will not file the Certificate of Designation or issue any shares of Series E Preferred Stock until such time as the Company also files the Certificate of Amendment increasing the number of authorized shares of Common Stock from 350,000,000 to 600,000,000 shares. The Company reserves the right to amend the Certificate of Designation, subject to the approval of the holders of the Notes, at any time prior to the filing thereof with the Secretary of State of Delaware.

The description of the Series E Preferred Stock is qualified in its entirety by reference to the Certificate of Designation, a copy of which is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On February 1, 2017, the Company issued a press release announcing the sale of the Notes and the transactions contemplated by the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information contained in Item 7.01 to this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that section. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, to be filed with the Secretary of State of the State of Delaware upon the satisfaction of certain conditions

10.1	Convertible Note Purchase Agreement, dated January 27, 2017, among American Power Group Corporation and the purchasers named therein

10.2	Form of Subordinated Contingent Convertible Promissory Note issued to the purchasers named in the Convertible Note Purchase Agreement

10.3	Form of Warrant to be issued to the purchasers named in the Convertible Note Purchase Agreement upon conversion of the Notes

10.4	Amended and Restated Voting Agreement, dated January 27, 2017, among American Power Group Corporation and the investors named therein

10.5	Forbearance, Waiver and Amendment Agreement, dated January 27, 2017, among WPU Leasing, LLC, American Power Group Corporation and American Power Group, Inc.

10.6	Form of Warrant issued to the members of WPU Leasing, LLC

10.7	Amendment No. 3, dated January 27, 2017, to Registration Rights Agreement dated as of June 2, 2015, among American Power Group Corporation and the other parties named therein

10.8	Security Assignment Agreement, dated January, 27, 2017 among American Power Group Corporation and the parties named therein

10.9	Subordination Agreement, dated January 27, 2017, between Iowa State Bank and each of the purchasers named in the Convertible Note Purchase Agreement

10.10	Amendment No. 1 to the 2016 Stock Option Plan

99.1	Press Release issued by American Power Group Corporation, dated February 1, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN POWER GROUP CORPORATION

By:	/s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

Date: February 1, 2017

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